PUTNAM MUNICIPAL INCOME FUND

               Prospectus Supplement dated November 4, 1996
                     to Prospectus dated July 30, 1996

The third paragraph under the heading "How the fund is managed" is replaced with the following:

The following officer of Putnam Investment Management, Inc.
("Putnam Management") has had primary responsibility for the day-to-day management of the fund's portfolio since the year stated below:

                                  Business experience
                          Year    (at least 5 years)
                          ----    -------------------
Blake E. Anderson         1996    Employed as an investment
Managing Director                 professional by Putnam
                                  Management since 1987.


                                               28889  11/96